                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                  MORTALITY &
                                                                                                   EXPENSE
                                                           CONTRACT                    CONTRACT    GUARANTEE
                                                           PURCHASES                 REDEMPTIONS   CHARGES
                                                           DUE FROM                    DUE TO      PAYABLE TO
                                                            LINCOLN                   LINCOLN       LINCOLN
                                                            LIFE &                     LIFE &       LIFE &
                                                            ANNUITY                    ANNUITY      ANNUITY
                                                            COMPANY                    COMPANY      COMPANY
SUBACCOUNT                                  INVESTMENTS   OF NEW YORK  TOTAL ASSETS  OF NEW YORK  OF NEW YORK   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2     $ 87,580,681    $28,675    $ 87,609,356    $     --     $ 7,284    $ 87,602,072
American Funds Blue Chip Income &
   Growth Class 2                             88,022,936         --      88,022,936      40,258       7,684      87,974,994
American Funds Bond Class 2                  100,060,501     54,802     100,115,303          --       8,683     100,106,620
American Funds Cash Management Class 2        22,391,703         --      22,391,703      26,637       1,906      22,363,160
American Funds Global Balanced Class 2           854,535        348         854,883          --          71         854,812
American Funds Global Bond Class 2            44,547,388     15,038      44,562,426          --       4,036      44,558,390
American Funds Global Discovery Class 2       10,421,475         --      10,421,475      42,936         931      10,377,608
American Funds Global Growth Class 2          54,625,708         --      54,625,708      20,045       4,773      54,600,890
American Funds Global Growth and Income
   Class 2                                    45,655,837         --      45,655,837      21,458       3,881      45,630,498
American Funds Global Small Capitalization
   Class 2                                    32,380,535         --      32,380,535       7,817       2,813      32,369,905
American Funds Growth Class 2                161,744,063         --     161,744,063     130,374      14,427     161,599,262
American Funds Growth-Income Class 2         145,490,151         --     145,490,151      25,376      12,567     145,452,208
American Funds High-Income Bond Class 2       33,054,373         --      33,054,373         280       2,874      33,051,219
American Funds International Class 2          67,040,813         --      67,040,813      20,066       6,006      67,014,741
American Funds International Growth and
   Income Class 2                              8,299,728         --       8,299,728      13,498         755       8,285,475
American Funds Mortgage Bond Class 2           3,017,389         --       3,017,389          --         269       3,017,120
American Funds New World Class 2              36,084,481         --      36,084,481       1,412       3,158      36,079,911
American Funds U.S. Government/AAA-Rated
   Securities Class 2                         69,625,817     57,240      69,683,057          --       6,348      69,676,709
LVIP American Balanced Allocation Service
   Class                                      15,550,880         --      15,550,880         539       1,453      15,548,888
LVIP American Growth Allocation Service
   Class                                      13,364,907     27,267      13,392,174          --       1,343      13,390,831
LVIP American Income Allocation Service
   Class                                       4,014,225         --       4,014,225          --         389       4,013,836

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                         DIVIDENDS
                                                            FROM       MORTALITY AND         NET
                                                         INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                 INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                  $1,715,859     $(1,388,743)     $   327,116
American Funds Blue Chip Income & Growth Class 2          1,583,760      (1,441,275)         142,485
American Funds Bond Class 2                               3,002,806      (1,580,728)       1,422,078
American Funds Cash Management Class 2                           --        (379,041)        (379,041)
American Funds Global Balanced Class 2                          318          (4,288)          (3,970)
American Funds Global Bond Class 2                        1,220,795        (678,533)         542,262
American Funds Global Discovery Class 2                      46,790        (207,799)        (161,009)
American Funds Global Growth Class 2                        789,333        (959,649)        (170,316)
American Funds Global Growth and Income Class 2           1,278,106        (768,217)         509,889
American Funds Global Small Capitalization Class 2          520,352        (622,763)        (102,411)
American Funds Growth Class 2                             1,080,436      (2,922,204)      (1,841,768)
American Funds Growth-Income Class 2                      2,371,168      (2,458,196)         (87,028)
American Funds High-Income Bond Class 2                   2,628,576        (562,120)       2,066,456
American Funds International Class 2                      1,341,241      (1,249,859)          91,382
American Funds International Growth and Income Class 2      243,391        (133,416)         109,975
American Funds Mortgage Bond Class 2                         16,263         (17,375)          (1,112)
American Funds New World Class 2                            683,188        (640,307)          42,881
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                                1,216,429      (1,124,477)          91,952
LVIP American Balanced Allocation Service Class              34,667        (138,958)        (104,291)
LVIP American Growth Allocation Service Class                26,169        (146,020)        (119,851)
LVIP American Income Allocation Service Class                 8,360         (40,955)         (32,595)

                                                                      DIVIDENDS
                                                            NET         FROM                         NET CHANGE     NET INCREASE
                                                          REALIZED      NET           TOTAL        IN UNREALIZED     (DECREASE)
                                                           GAIN       REALIZED     NET REALIZED   APPRECIATION OR  IN NET ASSETS
                                                         (LOSS)ON     GAIN ON     GAIN (LOSS) ON    DEPRECIATION     RESULTING
SUBACCOUNT                                              INVESTMENTS  INVESTMENTS    INVESTMENTS    ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                  $  512,689  $       --     $  512,689     $   (977,688)    $   (137,883)
American Funds Blue Chip Income & Growth Class 2           (524,625)         --       (524,625)      (1,832,858)      (2,214,998)
American Funds Bond Class 2                                 555,708          --        555,708        2,417,736        4,395,522
American Funds Cash Management Class 2                     (164,548)         --       (164,548)          32,937         (510,652)
American Funds Global Balanced Class 2                        1,647       7,633          9,280            3,841            9,151
American Funds Global Bond Class 2                          529,685     225,051        754,736         (319,631)         977,367
American Funds Global Discovery Class 2                     378,188          --        378,188       (1,281,843)      (1,064,664)
American Funds Global Growth Class 2                        775,341          --        775,341       (7,020,360)      (6,415,335)
American Funds Global Growth and Income Class 2             265,478          --        265,478       (3,889,812)      (3,114,445)
American Funds Global Small Capitalization Class 2          526,504          --        526,504       (8,873,615)      (8,449,522)
American Funds Growth Class 2                             2,299,852          --      2,299,852      (10,496,698)     (10,038,614)
American Funds Growth-Income Class 2                       (795,983)         --       (795,983)      (4,162,201)      (5,045,212)
American Funds High-Income Bond Class 2                     465,767          --        465,767       (2,410,191)         122,032
American Funds International Class 2                       (554,705)         --       (554,705)     (11,516,435)     (11,979,758)
American Funds International Growth and Income Class 2       75,628      58,273        133,901       (1,133,444)        (889,568)
American Funds Mortgage Bond Class 2                        (12,103)         --        (12,103)         (41,975)         (55,190)
American Funds New World Class 2                          1,158,055          --      1,158,055       (7,778,921)      (6,577,985)
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                                  605,359   1,584,276      2,189,635        1,561,312        3,842,899
LVIP American Balanced Allocation Service Class              (5,544)          9         (5,535)        (188,973)        (298,799)
LVIP American Growth Allocation Service Class                14,688          10         14,698         (392,012)        (497,165)
LVIP American Income Allocation Service Class                 9,688           9          9,697           14,436           (8,462)

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                            AMERICAN       AMERICAN                    AMERICAN
                                                           FUNDS ASSET    FUNDS BLUE      AMERICAN    FUNDS CASH
                                                           ALLOCATION   CHIP INCOME &    FUNDS BOND   MANAGEMENT
                                                            CLASS 2     GROWTH CLASS 2    CLASS 2      CLASS 2
                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2010                              $92,254,523   $81,854,819    $ 85,109,362  $37,799,007
Changes From Operations:
   - Net investment income (loss)                              426,486       164,062       1,404,646     (485,309)
   - Net realized gain (loss) on investments                (1,137,519)   (1,908,787)        376,737     (254,830)
   - Net change in unrealized appreciation or
     depreciation on investments                             9,983,917    10,473,078       2,377,987      149,724
                                                           -----------   -----------    ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           9,272,884     8,728,353       4,159,370     (590,415)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      2,295,212     5,376,356       8,320,632    1,329,018
   - Contract withdrawals                                   (7,601,819)   (5,591,506)     (6,537,117)  (6,251,199)
   - Contract transfers                                     (1,997,282)    2,476,684       5,889,752   (3,648,064)
                                                           -----------   -----------    ------------  -----------
                                                            (7,303,889)    2,261,534       7,673,267   (8,570,245)
   Annuity Reserves:
   - Annuity payments                                               --            --              --           --
                                                           -----------   -----------    ------------  -----------
                                                                    --            --              --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                             (7,303,889)    2,261,534       7,673,267   (8,570,245)
                                                           -----------   -----------    ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,968,995    10,989,887      11,832,637   (9,160,660)
                                                           -----------   -----------    ------------  -----------
NET ASSETS AT DECEMBER 31, 2010                             94,223,518    92,844,706      96,941,999   28,638,347
Changes From Operations:
   - Net investment income (loss)                              327,116       142,485       1,422,078     (379,041)
   - Net realized gain (loss) on investments                   512,689      (524,625)        555,708     (164,548)
   - Net change in unrealized appreciation or
     depreciation on investments                              (977,688)   (1,832,858)      2,417,736       32,937
                                                           -----------   -----------    ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 (137,883)   (2,214,998)      4,395,522     (510,652)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      3,146,872     5,058,854       6,342,364    1,306,055
   - Contract withdrawals                                   (8,414,070)   (8,243,208)    (10,036,208)  (7,455,471)
   - Contract transfers                                     (1,216,365)      529,640       2,462,943      384,881
                                                           -----------   -----------    ------------  -----------
                                                            (6,483,563)   (2,654,714)     (1,230,901)  (5,764,535)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                             (6,483,563)   (2,654,714)     (1,230,901)  (5,764,535)
                                                           -----------   -----------    ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (6,621,446)   (4,869,712)      3,164,621   (6,275,187)
                                                           -----------   -----------    ------------  -----------
NET ASSETS AT DECEMBER 31, 2011                            $87,602,072   $87,974,994    $100,106,620  $22,363,160
                                                           ===========   ===========    ============  ===========

                                                                                                                     AMERICAN
                                                             AMERICAN      AMERICAN      AMERICAN      AMERICAN    FUNDS GLOBAL
                                                           FUNDS GLOBAL  FUNDS GLOBAL  FUNDS GLOBAL  FUNDS GLOBAL   GROWTH AND
                                                             BALANCED        BOND        DISCOVERY      GROWTH        INCOME
                                                              CLASS 2      CLASS 2        CLASS 2      CLASS 2        CLASS 2
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2010                                $     --     $24,130,271   $13,000,255   $58,061,733   $45,787,363
Changes From Operations:
   - Net investment income (loss)                                  --         453,423      (130,538)      (41,212)      506,443
   - Net realized gain (loss) on investments                       --         221,882       (40,218)      144,430      (855,575)
   - Net change in unrealized appreciation or
     depreciation on investments                                   --         169,005     1,019,182     5,724,802     4,960,887
                                                             --------     -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 --         844,310       848,426     5,828,020     4,611,755
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            --       5,250,663       614,362     3,519,934     3,936,287
   - Contract withdrawals                                          --      (1,700,146)     (787,493)   (2,929,634)   (2,620,680)
   - Contract transfers                                            --       4,924,674      (605,999)     (845,044)      251,878
                                                             --------     -----------   -----------   -----------   -----------
                                                                   --       8,475,191      (779,130)     (254,744)    1,567,485
   Annuity Reserves:
   - Annuity payments                                              --              --            --            --            --
                                                             --------     -----------   -----------   -----------   -----------
                                                                   --              --            --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    --       8,475,191      (779,130)     (254,744)    1,567,485
                                                             --------     -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            --       9,319,501        69,296     5,573,276     6,179,240
                                                             --------     -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                                    --      33,449,772    13,069,551    63,635,009    51,966,603
Changes From Operations:
   - Net investment income (loss)                              (3,970)        542,262      (161,009)     (170,316)      509,889
   - Net realized gain (loss) on investments                    9,280         754,736       378,188       775,341       265,478
   - Net change in unrealized appreciation or
     depreciation on investments                                3,841        (319,631)   (1,281,843)   (7,020,360)   (3,889,812)
                                                             --------     -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   9,151         977,367    (1,064,664)   (6,415,335)   (3,114,445)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       237,141       5,611,556       782,409     2,453,225     2,955,533
   - Contract withdrawals                                     (14,079)     (4,219,344)   (1,138,054)   (5,382,009)   (3,862,760)
   - Contract transfers                                       622,599       8,739,039    (1,271,634)      310,000    (2,314,433)
                                                             --------     -----------   -----------   -----------   -----------
                                                              845,661      10,131,251    (1,627,279)   (2,618,784)   (3,221,660)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               845,661      10,131,251    (1,627,279)   (2,618,784)   (3,221,660)
                                                             --------     -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       854,812      11,108,618    (2,691,943)   (9,034,119)   (6,336,105)
                                                             --------     -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                              $854,812     $44,558,390   $10,377,608   $54,600,890   $45,630,498
                                                             ========     ===========   ===========   ===========   ===========

                                                               AMERICAN
                                                                 FUNDS        AMERICAN       AMERICAN      AMERICAN
                                                             GLOBAL SMALL       FUNDS         FUNDS          FUNDS
                                                            CAPITALIZATION     GROWTH     GROWTH-INCOME   HIGH-INCOME
                                                                CLASS 2        CLASS 2       CLASS 2     BOND CLASS 2
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2010                                $ 38,562,530   $160,592,245   $156,851,972   $33,159,166
Changes From Operations:
   - Net investment income (loss)                                  40,967     (1,477,573)      (103,064)    2,053,461
   - Net realized gain (loss) on investments                     (459,220)    (1,854,747)    (2,688,505)      279,022
   - Net change in unrealized appreciation or
     depreciation on investments                                7,851,380     30,665,522     17,558,339     1,891,276
                                                            -------------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              7,433,127     27,333,202     14,766,770     4,223,759
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         2,075,264      9,169,950      6,922,747     1,779,080
   - Contract withdrawals                                      (2,274,081)   (10,436,168)   (11,252,866)   (3,385,431)
   - Contract transfers                                          (201,371)     4,202,367     (1,197,966)      606,589
                                                            -------------   ------------   ------------   -----------
                                                                 (400,188)     2,936,149     (5,528,085)     (999,762)
   Annuity Reserves:
   - Annuity payments                                                  --             --             --        (6,648)
                                                            -------------   ------------   ------------   -----------
                                                                       --             --             --        (6,648)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  (400,188)     2,936,149     (5,528,085)   (1,006,410)
                                                            -------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         7,032,939     30,269,351      9,238,685     3,217,349
                                                            -------------   ------------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2010                                45,595,469    190,861,596    166,090,657    36,376,515
Changes From Operations:
   - Net investment income (loss)                                (102,411)    (1,841,768)       (87,028)    2,066,456
   - Net realized gain (loss) on investments                      526,504      2,299,852       (795,983)      465,767
   - Net change in unrealized appreciation or
     depreciation on investments                               (8,873,615)   (10,496,698)    (4,162,201)   (2,410,191)
                                                            -------------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  (8,449,522)   (10,038,614)    (5,045,212)      122,032
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         1,812,731      6,380,335      4,727,024     1,730,272
   - Contract withdrawals                                      (3,632,175)   (18,348,010)   (16,523,558)   (4,220,296)
   - Contract transfers                                        (2,956,598)    (7,256,045)    (3,796,703)     (957,304)
                                                            -------------   ------------   ------------   -----------
                                                               (4,776,042)   (19,223,720)   (15,593,237)   (3,447,328)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (4,776,042)   (19,223,720)   (15,593,237)   (3,447,328)
                                                            -------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (13,225,564)   (29,262,334)   (20,638,449)   (3,325,296)
                                                            -------------   ------------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2011                              $ 32,369,905   $161,599,262   $145,452,208   $33,051,219
                                                            =============   ============   ============   ===========

See accompanying notes.

                                                                             AMERICAN
                                                             AMERICAN          FUNDS        AMERICAN      AMERICAN
                                                               FUNDS       INTERNATIONAL     FUNDS         FUNDS
                                                           INTERNATIONAL    GROWTH AND      MORTGAGE     NEW WORLD
                                                              CLASS 2     INCOME CLASS 2  BOND CLASS 2    CLASS 2
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2010                               $ 77,484,782    $ 3,368,702    $       --   $36,072,227
Changes From Operations:
   - Net investment income (loss)                                345,166         34,910            --        16,519
   - Net realized gain (loss) on investments                  (1,042,956)       161,760            --       580,288
   - Net change in unrealized appreciation or
     depreciation on investments                               5,153,109        141,489            --     5,095,309
                                                            ------------   ------------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             4,455,319        338,159            --     5,692,116
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        4,405,752      1,623,421            --     2,919,839
   - Contract withdrawals                                     (5,054,542)      (212,511)           --    (2,517,882)
   - Contract transfers                                        1,409,069      1,301,861            --     1,584,713
                                                            ------------   ------------    ----------   -----------
                                                                 760,279      2,712,771            --     1,986,670
   Annuity Reserves:
   - Annuity payments                                                 --             --            --            --
                                                            ------------   ------------    ----------   -----------
                                                                      --             --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  760,279      2,712,771            --     1,986,670
                                                            ------------   ------------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        5,215,598      3,050,930            --     7,678,786
                                                            ------------   ------------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                               82,700,380      6,419,632            --    43,751,013
Changes From Operations:
   - Net investment income (loss)                                 91,382        109,975        (1,112)       42,881
   - Net realized gain (loss) on investments                    (554,705)       133,901       (12,103)    1,158,055
   - Net change in unrealized appreciation or
     depreciation on investments                             (11,516,435)    (1,133,444)      (41,975)   (7,778,921)
                                                            ------------   ------------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                (11,979,758)      (889,568)      (55,190)   (6,577,985)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        2,615,089      1,541,647       710,297     2,651,155
   - Contract withdrawals                                     (7,259,595)      (563,900)      (26,550)   (3,249,366)
   - Contract transfers                                          938,625      1,777,664     2,388,563      (494,906)
                                                            ------------   ------------    ----------   -----------
                                                              (3,705,881)     2,755,411     3,072,310    (1,093,117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (3,705,881)     2,755,411     3,072,310    (1,093,117)
                                                            ------------   ------------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (15,685,639)     1,865,843     3,017,120    (7,671,102)
                                                            ------------   ------------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2011                             $ 67,014,741    $ 8,285,475    $3,017,120   $36,079,911
                                                            ============   ============    ==========   ===========

                                                                                   LVIP           LVIP           LVIP
                                                             AMERICAN FUNDS      AMERICAN       AMERICAN       AMERICAN
                                                            U.S. GOVERNMENT/     BALANCED        GROWTH         INCOME
                                                                AAA-RATED       ALLOCATION     ALLOCATION     ALLOCATION
                                                           SECURITIES CLASS 2  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                               SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2010                                  $53,925,686      $        --    $        --    $       --
Changes From Operations:
   - Net investment income (loss)                                  147,310           (1,065)          (700)         (823)
   - Net realized gain (loss) on investments                     1,239,651              754              3           (11)
   - Net change in unrealized appreciation or
     depreciation on investments                                   990,728           14,184         11,595         5,698
                                                               -----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               2,377,689           13,873         10,898         4,864
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          6,361,053          690,465        834,117       686,956
   - Contract withdrawals                                       (4,718,139)            (144)            (3)       (6,041)
   - Contract transfers                                          9,041,053          626,967        351,015       139,314
                                                               -----------      -----------    -----------    ----------
                                                                10,683,967        1,317,288      1,185,129       820,229
   Annuity Reserves:
   - Annuity payments                                                   --               --             --            --
                                                               -----------      -----------    -----------    ----------
                                                                        --               --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 10,683,967        1,317,288      1,185,129       820,229
                                                               -----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         13,061,656        1,331,161      1,196,027       825,093
                                                               -----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                                 66,987,342        1,331,161      1,196,027       825,093
Changes From Operations:
   - Net investment income (loss)                                   91,952         (104,291)      (119,851)      (32,595)
   - Net realized gain (loss) on investments                     2,189,635           (5,535)        14,698         9,697
   - Net change in unrealized appreciation or
     depreciation on investments                                 1,561,312         (188,973)      (392,012)       14,436
                                                               -----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    3,842,899         (298,799)      (497,165)       (8,462)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          3,708,893        7,228,031      7,676,507       339,894
   - Contract withdrawals                                       (5,915,682)        (413,337)      (212,475)     (258,927)
   - Contract transfers                                          1,053,257        7,701,832      5,227,937     3,116,238
                                                               -----------      -----------    -----------    ----------
                                                                (1,153,532)      14,516,526     12,691,969     3,197,205
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (1,153,532)      14,516,526     12,691,969     3,197,205
                                                               -----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          2,689,367       14,217,727     12,194,804     3,188,743
                                                               -----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                                $69,676,709      $15,548,888    $13,390,831    $4,013,836
                                                               ===========      ===========    ===========    ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 1, 2000, are part of the operations of the Company. The Variable Account consists of ten products as follows:

     -    American Legacy III

     -    American Legacy III (B Class)

     -    American Legacy III C Share

     -    American Legacy III Plus

     -    American Legacy III View

     -    American Legacy Shareholder's Advantage

     -    American Legacy Shareholder's Advantage (A Class)

     -    American Legacy Design

     -    American Legacy Signature

     -    American Legacy Fusion

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of twenty one mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
   American Funds Asset Allocation Class 2 Fund
   American Funds Blue Chip Income & Growth Class 2 Fund
   American Funds Bond Class 2 Fund
   American Funds Cash Management Class 2 Fund
   American Funds Global Balanced Class 2 Fund
   American Funds Global Bond Class 2 Fund
   American Funds Global Discovery Class 2 Fund
   American Funds Global Growth Class 2 Fund
   American Funds Global Growth and Income Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 2 Fund
   American Funds International Class 2 Fund
   American Funds International Growth and Income Class 2 Fund
   American Funds Mortgage Bond Class 2 Fund
   American Funds New World Class 2 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 2 Fund Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American  Balanced  Allocation  Service  Class Fund
   LVIP American  Growth  Allocation  Service Class Fund
   LVIP American  Income Allocation Service Class Fund

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the LVIP American Balanced Allocation Service Class Fund, the LVIP American Growth Allocation Service Class Fund and the LVIP American Income Allocation Service Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2011, the American Funds Global Balanced Class 2 Fund and the American Funds Mortgage Bond Class 2 Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the ten contract types within the Variable Account:

- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy III C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- American Legacy III View at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- American Legacy Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)

- American Legacy Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)

Proceeds retained from the sales of annuity contracts for contract charges and surrender charges for the years ended December 31, 2011 and 2010, amounted to $5,199,852 and $4,731,863, respectively.

For the Shareholder's Advantage product, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ended December 31, 2011 and 2010, sales charges were $140,564 and $260,763, respectively.

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                 MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM    INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT     UNIT        UNITS                    TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2011                  0.60%    2.95%    $ 1.35    $15.20    26,199,214  $ 87,602,072    -1.55%      0.69%      1.86%
            2010                  0.60%    2.85%      1.36     15.17    29,727,971    94,223,518     9.35%     11.83%      1.97%
            2009                  0.60%    2.85%      1.23     13.62    34,027,287    92,254,523    20.56%     23.24%      2.37%
            2008                  0.60%    2.80%      1.01     11.10    37,899,464    79,814,050   -31.46%    -29.93%      2.51%
            2007                  0.60%    2.80%      1.45     15.92    44,038,015   120,680,130     3.87%      5.92%      2.27%
AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 2
            2011                  0.60%    3.15%      1.02     14.48    24,318,790    87,974,994    -3.69%     -1.50%      1.74%
            2010                  0.60%    2.85%      1.05     14.77    27,091,441    92,844,706     9.17%     11.65%      1.77%
            2009                  0.60%    2.85%      0.95     13.28    28,589,448    81,854,819    24.44%     27.20%      2.18%
            2008                  0.60%    2.80%      0.75     10.49    30,968,039    63,448,349   -38.26%    -36.89%      2.18%
            2007                  0.60%    2.80%      1.21     16.70    32,495,663    89,813,546    -0.54%      1.42%      2.63%
AMERICAN FUNDS BOND CLASS 2
            2011                  0.60%    3.15%      1.37     13.09    20,947,858   100,106,620     3.12%      5.47%      2.99%
            2010                  0.60%    2.85%      1.31     12.47    23,534,563    96,941,999     3.51%      5.81%      3.06%
            2009                  0.60%    2.80%      1.25     11.84    23,285,311    85,109,362     9.50%     11.93%      3.51%
            2008                  0.60%    2.80%      1.13     10.62    21,171,141    58,335,108   -11.85%     -9.89%      5.85%
            2007                  0.60%    2.80%      1.27     11.84    21,980,959    56,460,365     0.73%      2.71%      8.07%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2011                  0.60%    2.80%      0.98     10.68     8,069,546    22,363,160    -3.28%     -1.17%      0.00%
            2010                  0.60%    2.80%      1.00     10.82     8,659,593    28,638,347    -3.11%     -0.95%      0.00%
            2009                  0.60%    2.80%      1.02     10.94    10,614,900    37,799,007    -3.09%     -0.93%      0.18%
            2008                  0.60%    2.80%      1.04     11.06    16,132,163    61,547,970    -0.82%      1.28%      1.93%
            2007                  0.60%    2.70%      1.04     10.93     8,756,223    33,241,269     1.99%      4.09%      8.20%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2011      6/7/11      0.75%    2.70%     10.21     10.34        83,083       854,812     0.44%      2.51%      0.06%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2011                  0.60%    3.15%     11.93     13.38     3,521,537    44,558,390     1.60%      3.91%      2.96%
            2010                  0.60%    2.85%     11.77     12.88     2,706,956    33,449,772     2.33%      4.60%      3.19%
            2009                  0.60%    2.80%     11.50     12.31     2,026,999    24,130,271     6.66%      9.04%      1.80%
            2008                  0.60%    2.80%     10.78     11.29     1,296,204    14,343,109     0.62%      2.86%      5.05%
            2007      1/11/07     0.60%    2.80%     10.71     10.98       528,879     5,743,161    -0.19%      9.22%      8.05%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2011                  0.60%    2.95%      1.20     12.63     2,053,692    10,377,608    -9.69%     -7.68%      0.36%
            2010                  0.60%    2.80%      1.32     13.69     2,467,183    13,069,551     7.11%      9.42%      0.53%
            2009                  0.60%    2.80%      1.21     12.52     2,910,878    13,000,255    47.11%     50.01%      0.61%
            2008                  0.60%    2.55%      0.82      8.31     2,391,225     6,655,394   -46.47%    -45.41%      0.77%
            2007                  0.60%    2.55%      1.52     19.60     2,646,187    12,323,788    14.38%     16.52%      1.09%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                  0.60%    3.15%      1.00     17.52    12,741,767    54,600,890   -11.45%     -9.43%      1.30%
            2010                  0.60%    2.85%      1.11     19.59    14,397,099    63,635,009     8.66%     11.08%      1.51%
            2009                  0.60%    2.80%      1.01     17.86    15,990,853    58,061,733    38.38%     41.45%      1.46%
            2008                  0.60%    2.80%      0.72     12.78    17,506,686    41,557,580   -40.09%    -38.76%      1.95%
            2007                  0.60%    2.80%      1.18     21.14    18,407,033    59,179,783    11.85%     14.16%      2.88%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2011                  0.60%    2.95%      9.51     10.96     4,395,109    45,630,498    -7.53%     -5.42%      2.57%
            2010                  0.60%    2.85%     10.44     11.58     4,687,742    51,966,603     8.64%     11.12%      2.66%
            2009                  0.60%    2.85%      9.61     10.42     4,545,543    45,787,363    35.80%     38.89%      2.60%
            2008                  0.60%    2.85%      7.09      7.51     4,158,350    30,450,902   -42.79%    -41.52%      2.31%
            2007                  0.60%    2.80%     12.56     12.83     3,002,247    37,949,595    10.49%     12.00%      2.41%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                  0.60%    2.95%      1.10     20.61     6,489,935    32,369,905   -21.42%    -19.63%      1.32%
            2010                  0.60%    2.85%      1.38     25.96     7,884,041    45,595,469    18.98%     21.68%      1.68%
            2009                  0.60%    2.85%      1.14     21.61     8,710,600    38,562,530    56.77%     60.33%      0.30%
            2008                  0.60%    2.85%      0.72     13.64     9,080,618    22,335,889   -54.81%    -53.80%      0.00%
            2007                  0.60%    2.80%      1.57     29.91     9,955,787    45,429,099    18.49%     20.70%      2.97%

                                 MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM    INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT     UNIT        UNITS                    TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
            2011                  0.60%   3.15%       0.91     16.32    37,208,619   161,599,262    -6.97%     -4.85%      0.60%
            2010                  0.60%   2.85%       0.97     17.22    43,591,768   190,861,596    15.35%     17.97%      0.73%
            2009                  0.60%   2.85%       0.83     14.67    46,772,009   160,592,245    35.56%     38.58%      0.69%
            2008                  0.60%   2.80%       0.60     10.63    47,801,820   106,078,459   -45.52%    -44.31%      0.91%
            2007                  0.60%   2.80%       1.09     19.18    50,359,312   158,488,676     9.41%     11.68%      0.85%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                  0.60%   3.15%       1.22     14.30    39,581,032   145,452,208    -4.59%     -2.42%      1.51%
            2010                  0.60%   2.85%       1.26     14.72    46,100,122   166,090,657     8.30%     10.76%      1.49%
            2009                  0.60%   2.85%       1.15     13.35    51,949,166   156,851,972    27.55%     30.46%      1.63%
            2008                  0.60%   2.85%       0.89     10.28    57,389,349   122,731,332   -39.57%    -38.22%      1.77%
            2007                  0.60%   2.80%       1.46     16.71    63,782,930   192,929,488     2.30%      4.41%      1.59%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2011                  0.60%   2.95%       1.69     15.02     6,151,984    33,051,219    -0.94%      1.31%      7.32%
            2010                  0.60%   2.85%       1.69     15.01     7,058,751    36,376,515    11.90%     14.38%      7.57%
            2009                  0.60%   2.80%       1.49     13.29     7,658,410    33,159,166    35.11%     38.11%      7.60%
            2008                  0.60%   2.80%       1.09      9.74     7,422,899    21,382,325   -25.94%    -24.29%      7.47%
            2007                  0.60%   2.80%       1.45     13.03     7,885,425    27,236,297    -1.17%      0.73%     11.96%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                  0.60%   3.15%       0.87     17.97    14,241,820    67,014,741   -16.39%    -14.48%      1.74%
            2010                  0.60%   2.85%       1.02     21.28    16,111,680    82,700,380     4.22%      6.59%      2.06%
            2009                  0.60%   2.85%       0.97     20.21    17,718,791    77,484,782    39.05%     42.22%      1.57%
            2008                  0.60%   2.85%       0.68     14.39    19,895,711    56,225,709   -43.72%    -42.47%      2.11%
            2007                  0.60%   2.80%       1.20     25.33    21,125,343    85,317,292    16.88%     19.30%      1.69%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2011                  0.60%   2.95%      13.67     14.66       587,322     8,285,475   -11.28%     -9.26%      3.04%
            2010                  0.60%   2.85%      15.40     16.16       406,617     6,419,632     3.92%      6.28%      2.39%
            2009                  0.60%   2.85%      15.00     15.06       224,252     3,368,702    37.54%     38.09%      2.35%
            2008     11/25/08     1.40%   1.80%      10.90     10.91         6,903        75,282     0.78%     12.02%      0.07%
AMERICAN FUNDS MORTGAGE BOND CLASS 2
            2011      5/24/11     0.72%   2.95%       9.50     9.63        315,088     3,017,120    -5.46%      4.46%      0.91%
AMERICAN FUNDS NEW WORLD CLASS 2
            2011                  0.60%   2.95%       1.96     24.85     4,785,409    36,079,911   -16.37%    -14.46%      1.70%
            2010                  0.60%   2.85%       2.31     29.42     5,362,321    43,751,013    14.62%     17.17%      1.61%
            2009                  0.60%   2.80%       1.98     25.42     5,618,927    36,072,227    45.52%     48.76%      1.61%
            2008                  0.60%   2.80%       1.34     17.30     5,664,179    22,717,746   -43.97%    -42.72%      1.55%
            2007                  0.60%   2.80%       2.37     30.59     5,887,998    37,257,390    29.01%     31.42%      3.43%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2011                  0.60%   2.95%       1.32     13.39    11,207,202    69,676,709     4.55%      6.93%      1.79%
            2010                  0.60%   2.85%       1.24     12.58    11,911,173    66,987,342     2.78%      5.11%      1.85%
            2009                  0.60%   2.85%       1.20     12.02    11,257,657    53,925,686    -0.33%      1.89%      2.61%
            2008                  0.60%   2.80%       1.18     11.85    11,975,842    49,800,556     4.66%      6.98%      3.63%
            2007                  0.60%   2.80%       1.12     11.13     8,905,914    23,069,620     3.91%      5.85%      8.04%
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2011                  0.60%   2.70%      10.33     10.46     1,506,231    15,548,888    -2.27%     -1.38%      0.41%
            2010      12/3/10     0.75%   1.65%      10.57     10.61       125,786     1,331,161     0.70%      1.06%      0.00%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2011                  0.72%   3.15%      10.23     10.32     1,307,595    13,390,831    -4.04%     -3.47%      0.33%
            2010      12/3/10     0.75%   1.90%      10.66     10.72       111,980     1,196,027     0.81%      1.34%      0.00%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2011                  0.60%   2.85%      10.44     10.57       385,136     4,013,836     0.82%      1.74%      0.35%
            2010      12/3/10     0.75%   1.65%      10.35     10.39        79,629       825,093     0.55%      0.68%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                              AGGREGATE    AGGREGATE
                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
-------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      $ 6,609,064  $12,771,106
American Funds Blue Chip Income & Growth Class 2               9,079,736   11,522,096
American Funds Bond Class 2                                   14,491,206   14,441,200
American Funds Cash Management Class 2                        17,657,295   23,826,693
American Funds Global Balanced Class 2                           965,213      116,166
American Funds Global Bond Class 2                            16,174,683    5,266,232
American Funds Global Discovery Class 2                        2,673,300    4,412,453
American Funds Global Growth Class 2                           4,890,397    7,653,134
American Funds Global Growth and Income Class 2                7,307,224    9,976,346
American Funds Global Small Capitalization Class 2             4,287,091    9,156,125
American Funds Growth Class 2                                  7,494,525   28,438,932
American Funds Growth-Income Class 2                           5,858,559   21,496,523
American Funds High-Income Bond Class 2                       11,531,833   12,916,787
American Funds International Class 2                           4,853,908    8,432,134
American Funds International Growth and Income Class 2         3,720,247      758,680
American Funds Mortgage Bond Class 2                           3,267,062      195,595
American Funds New World Class 2                               6,996,635    8,042,111
American Funds U.S. Government/AAA-Rated Securities Class 2   11,557,798   11,091,866
LVIP American Balanced Allocation Service Class               16,620,981    2,206,795
LVIP American Growth Allocation Service Class                 13,520,988      974,834
LVIP American Income Allocation Service Class                  4,025,917      860,942

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                          NET
                                                               SHARES    ASSET   FAIR VALUE      COST OF
SUBACCOUNT                                                     OWNED     VALUE    OF SHARES      SHARES
----------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      5,453,343  $16.06  $ 87,580,681  $ 86,552,206
American Funds Blue Chip Income & Growth Class 2             9,856,992    8.93    88,022,936    92,006,933
American Funds Bond Class 2                                  9,205,198   10.87   100,060,501    98,050,721
American Funds Cash Management Class 2                       1,995,696   11.22    22,391,703    22,571,926
American Funds Global Balanced Class 2                          82,484   10.36       854,535       850,694
American Funds Global Bond Class 2                           3,740,335   11.91    44,547,388    43,907,810
American Funds Global Discovery Class 2                        922,254   11.30    10,421,475    10,592,758
American Funds Global Growth Class 2                         2,831,815   19.29    54,625,708    55,690,459
American Funds Global Growth and Income Class 2              4,967,991    9.19    45,655,837    48,458,973
American Funds Global Small Capitalization Class 2           1,900,266   17.04    32,380,535    36,643,599
American Funds Growth Class 2                                3,129,723   51.68   161,744,063   161,436,771
American Funds Growth-Income Class 2                         4,399,460   33.07   145,490,151   153,428,335
American Funds High-Income Bond Class 2                      3,172,205   10.42    33,054,373    34,636,579
American Funds International Class 2                         4,422,217   15.16    67,040,813    79,110,091
American Funds International Growth and Income Class 2         620,772   13.37     8,299,728     8,944,860
American Funds Mortgage Bond Class 2                           322,715    9.35     3,017,389     3,059,364
American Funds New World Class 2                             1,850,486   19.50    36,084,481    37,014,739
American Funds U.S. Government/AAA-Rated Securities Class 2  5,401,537   12.89    69,625,817    66,898,522
LVIP American Balanced Allocation Service Class              1,474,157   10.55    15,550,880    15,725,669
LVIP American Growth Allocation Service Class                1,274,062   10.49    13,364,907    13,745,324
LVIP American Income Allocation Service Class                  376,463   10.66     4,014,225     3,994,091

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                                           NET
                                                                UNITS        UNITS      INCREASE
SUBACCOUNT                                                      ISSUED     REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                         698,472   (4,227,229)  (3,528,757)
American Funds Blue Chip Income & Growth Class 2              1,317,847   (4,090,498)  (2,772,651)
American Funds Bond Class 2                                   1,642,462   (4,229,167)  (2,586,705)
American Funds Cash Management Class 2                        4,252,747   (4,842,794)    (590,047)
American Funds Global Balanced Class 2                           94,255      (11,172)      83,083
American Funds Global Bond Class 2                            1,203,547     (388,966)     814,581
American Funds Global Discovery Class 2                         534,657     (948,148)    (413,491)
American Funds Global Growth Class 2                            660,583   (2,315,915)  (1,655,332)
American Funds Global Growth and Income Class 2                 573,551     (866,184)    (292,633)
American Funds Global Small Capitalization Class 2              351,255   (1,745,361)  (1,394,106)
American Funds Growth Class 2                                 1,166,301   (7,549,450)  (6,383,149)
American Funds Growth-Income Class 2                            436,077   (6,955,167)  (6,519,090)
American Funds High-Income Bond Class 2                       1,060,508   (1,967,275)    (906,767)
American Funds International Class 2                            414,644   (2,284,504)  (1,869,860)
American Funds International Growth and Income Class 2          227,935      (47,230)     180,705
American Funds Mortgage Bond Class 2                            334,875      (19,787)     315,088
American Funds New World Class 2                                575,569   (1,152,481)    (576,912)
American Funds U.S. Government/AAA-Rated Securities Class 2   1,303,046   (2,007,017)    (703,971)
LVIP American Balanced Allocation Service Class               1,580,770     (200,325)   1,380,445
LVIP American Growth Allocation Service Class                 1,277,875      (82,260)   1,195,615
LVIP American Income Allocation Service Class                   384,820      (79,313)     305,507

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                                          NET
                                                                UNITS        UNITS     INCREASE
SUBACCOUNT                                                     ISSUED      REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                       1,998,289   (6,297,605) (4,299,316)
American Funds Blue Chip Income & Growth Class 2              3,785,449   (5,283,456) (1,498,007)
American Funds Bond Class 2                                   5,877,498   (5,628,246)    249,252
American Funds Cash Management Class 2                        5,634,079   (7,589,386) (1,955,307)
American Funds Global Bond Class 2                            1,603,613     (923,656)    679,957
American Funds Global Discovery Class 2                       1,463,635   (1,907,330)   (443,695)
American Funds Global Growth Class 2                          1,282,293   (2,876,047) (1,593,754)
American Funds Global Growth and Income Class 2               1,299,079   (1,156,880)    142,199
American Funds Global Small Capitalization Class 2            2,016,282   (2,842,841)   (826,559)
American Funds Growth Class 2                                 5,550,198   (8,730,439) (3,180,241)
American Funds Growth-Income Class 2                          2,657,270   (8,506,314) (5,849,044)
American Funds High-Income Bond Class 2                       1,713,294   (2,312,953)   (599,659)
American Funds International Class 2                          1,715,595   (3,322,706) (1,607,111)
American Funds International Growth and Income Class 2          309,338     (126,973)    182,365
American Funds New World Class 2                              1,583,163   (1,839,769)   (256,606)
American Funds U.S. Government/AAA-Rated Securities Class 2  11,125,208  (10,471,692)    653,516
LVIP American Balanced Allocation Service Class                 138,752      (12,966)    125,786
LVIP American Growth Allocation Service Class                   111,980           --     111,980
LVIP American Income Allocation Service Class                    80,213         (584)     79,629

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for the subaccount operating for a portion of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account H at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012